UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2012

FRANCESCA’S HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
001-35239	(State or Other Jurisdiction of Incorporation)	20-8874704
(Commission File Number)		(I.R.S. Employer Identification No.)

3480 West 12th Street Houston, Texas		77008
(Address of Principal Executive Offices)		(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 4, 2012, Francesca’s Holdings Corporation (the “Company”) issued a press release announcing the offering of 9,000,000 shares of its common stock by its selling stockholders. The selling stockholders have granted the underwriters of the offering an option to purchase an additional 1,350,000 shares to cover over-allotments. The press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release issued by Francesca’s Holdings Corporation on April 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: April 4, 2012	By:	/s/ Kal Malik
Kal Malik
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Francesca’s Holdings Corporation on April 4, 2012.